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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  September 27, 2001
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                                  GENUITY INC.
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               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                        000-30837                74-2864824
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

225 Presidential Way, Woburn, MA                                   01801
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(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's Telephone Number, including Area Code:  (781) 865-2000
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ITEM 5.  OTHER EVENTS

On September 27, 2001, Genuity Inc., a Delaware corporation ("Genuity"), raised $1.15 billion through the placement of four-year floating rate notes. The notes offering is backed by a letter of credit drawn under Genuity's amended
$2 billion credit agreement with a syndicate of banks. The notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an application exemption from registration requirements. This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENUITY INC.


                              By: /s/ Daniel P. O'Brien
                                  -----------------------------------
                                  Name:   Daniel P. O'Brien
                                  Title:  Executive Vice President and
                                          Chief Financial Officer


Date:  September 27, 2001